                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 12, 2001
                                -----------------
                          COMMISSION FILE NUMBER 0-7570
                           --------------------------

     Delaware            Constellation Brands, Inc.           16-0716709
                            and its subsidiaries:
     New York            Batavia Wine Cellars, Inc.           16-1222994
     New York          Canandaigua Wine Company, Inc.         16-1462887
     New York            Canandaigua Europe Limited           16-1195581
     England and Wales       Canandaigua Limited              98-0198402
     New York                Polyphenolics, Inc.              16-1546354
     New York               Roberts Trading Corp.             16-0865491
     Netherlands              Canandaigua B.V.                98-0205132
     Delaware            Franciscan Vineyards, Inc.           94-2602962
     California                Allberry, Inc.                 68-0324763
     California            Cloud Peak Corporation             68-0324762
     California               M.J. Lewis Corp.                94-3065450
     California            Mt. Veeder Corporation             94-2862667
     Delaware                Barton Incorporated              36-3500366
     Delaware                Barton Brands, Ltd.              36-3185921
     Maryland                Barton Beers, Ltd.               36-2855879
     Connecticut      Barton Brands of California, Inc.       06-1048198
     Georgia           Barton Brands of Georgia, Inc.         58-1215938
     Illinois                Barton Canada, Ltd.              36-4283446
     New York          Barton Distillers Import Corp.         13-1794441
     Delaware           Barton Financial Corporation          51-0311795
     Wisconsin           Stevens Point Beverage Co.           39-0638900
     Illinois              Monarch Import Company             36-3539106
--------------------------------------------------------------------------------

(State or other jurisdiction   (Exact name of registrant      (I.R.S. Employer
     of incorporation         as specified in its charter)   Identification No.)
     or organization)

             300 WillowBrook Office Park, Fairport, New York 14450
                 ----------------------------------------     ---
                 (Address of principal executive offices)  (Zip Code)

       Registrant's telephone number, including area code (716) 218-2169

                                --------------
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)

ITEM 5.           OTHER EVENTS

         On February 1, 2001, the Company announced its agreement to purchase the Turner Road Vintners wine business from Sebastiani Vineyards, Inc. for a purchase price of approximately $295 million. The Company intends to fund a portion of the purchase price with the net proceeds of an offering of $200 million of its senior notes. In the event the acquisition is not consummated, the Company intends to use the net proceeds to repay outstanding indebtedness. The notes will be issued pursuant to an exemption from the registration requirements of the Securities Act of 1933. The notes will be offered only to qualified institutional buyers and persons outside the United States.

         The notes to be offered by the Company will be senior unsecured obligations with a maturity in 2008 and will be guaranteed by various of the Company's subsidiaries. The notes will not be registered under the Securities Act of 1933, and will not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act of 1933.

         This notice shall not constitute an offer to sell or the solicitation of an offer to buy the notes. This notice is being issued pursuant to Rule 135c under the Securities Act.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                           CONSTELLATION BRANDS, INC.

Dated: February 12, 2001

                           By:       /s/ Thomas S. Summer
                              ------------------------------------
                              Thomas S. Summer, Executive Vice
                              President and Chief Financial Officer

                                  SUBSIDIARIES

                           BATAVIA WINE CELLARS, INC.

Dated: February 12, 2001

                           By:      /s/ Thomas S. Summer
                              ------------------------------------
                              Thomas S. Summer, Treasurer


                           CANANDAIGUA WINE COMPANY, INC.

Dated: February 12, 2001

                           By:    /s/ Thomas S. Summer
                              ------------------------------------
                              Thomas S. Summer, Treasurer


                           CANANDAIGUA EUROPE LIMITED

Dated: February 12, 2001

                           By:    /s/ Thomas S. Summer
                              ------------------------------------
                              Thomas S. Summer, Treasurer


                           CANANDAIGUA LIMITED

Dated: February 12, 2001

                           By:     /s/ Thomas S. Summer
                              ------------------------------------
                              Thomas S. Summer, Finance Director (Principal Financial Officer and Principal Accounting Officer)


                           POLYPHENOLICS, INC.

Dated: February 12, 2001

                           By:   /s/ Thomas S. Summer
                              ------------------------------------
                              Thomas S. Summer, Vice President and Treasurer

                           ROBERTS TRADING CORP.

Dated: February 12, 2001

                           By:      /s/ Thomas S. Summer
                              ------------------------------------
                              Thomas S. Summer, President and Treasurer


                           CANANDAIGUA B.V.

Dated: February 12, 2001
                           By:         /s/ Thomas S. Summer
                              ------------------------------------
                              Thomas S. Summer, Chief Financial Officer


                           FRANCISCAN VINEYARDS, INC.

Dated: February 12, 2001

                           By:         /s/ Thomas S. Summer
                              ------------------------------------
                              Thomas S. Summer, Vice President and Treasurer

                           ALLBERRY, INC.

Dated: February 12, 2001

                           By:          /s/ Thomas S. Summer
                              ------------------------------------
                              Thomas S. Summer, Vice President and Treasurer


                           CLOUD PEAK CORPORATION

Dated: February 12, 2001

                           By:         /s/ Thomas S. Summer
                              ------------------------------------
                              Thomas S. Summer, Vice President and Treasurer


                           M.J. LEWIS CORP.

Dated: February 12, 2001

                           By:         /s/ Thomas S. Summer
                              ------------------------------------
                              Thomas S. Summer, Vice President and Treasurer


                           MT. VEEDER CORPORATION

Dated: February 12, 2001

                       By:       /s/ Thomas S. Summer
                              ------------------------------------
                              Thomas S. Summer, Vice President and Treasurer

                           BARTON INCORPORATED

Dated: February 12, 2001

                           By:       /s/ Thomas S. Summer
                              ------------------------------------
                              Thomas S. Summer, Vice President

                           BARTON BRANDS, LTD.

Dated: February 12, 2001

                           By:       /s/ Thomas S. Summer
                              ------------------------------------
                              Thomas S. Summer, Vice President


                           BARTON BEERS, LTD.

Dated: February 12, 2001

                           By:      /s/ Thomas S. Summer
                              ------------------------------------
                              Thomas S. Summer, Vice President


                           BARTON BRANDS OF CALIFORNIA, INC.

Dated: February 12, 2001

                           By:      /s/ Thomas S. Summer
                              ------------------------------------
                              Thomas S. Summer, Vice President

                           BARTON BRANDS OF GEORGIA, INC.

Dated: February 12, 2001

                           By:      /s/ Thomas S. Summer
                              ------------------------------------
                              Thomas S. Summer, Vice President


                           BARTON CANADA, LTD.

Dated: February 12, 2001

                           By:      /s/ Thomas S. Summer
                              ------------------------------------
                              Thomas S. Summer, Vice President


                           BARTON DISTILLERS IMPORT CORP.

Dated: February 12, 2001

                           By:    /s/ Thomas S. Summer
                              ------------------------------------
                              Thomas S. Summer, Vice President

                           BARTON FINANCIAL CORPORATION

Dated: February 12, 2001

                           By:    /s/ Thomas S. Summer
                              ------------------------------------
                              Thomas S. Summer, Vice President


                           STEVENS POINT BEVERAGE CO.

Dated: February 12, 2001

                           By:      /s/ Thomas S. Summer
                              ------------------------------------
                              Thomas S. Summer, Vice President

                           MONARCH IMPORT COMPANY

Dated: February 12, 2001

                           By:     /s/ Thomas S. Summer
                              ------------------------------------
                              Thomas S. Summer, Vice President